UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2018

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Taylor Morrison Home Corporation (formerly known as Taylor Morrison Homes Corporation), a Delaware corporation (the “Company”), is providing the disclosure contained in this Current Report on Form 8-K in connection with the October 26, 2018 closing of the Reorganization (as defined in Item 1.01 to this Current Report on Form 8-K), for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of the Company’s Class A common stock, par value $0.00001 per share, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On October 26, 2018, Taylor Morrison Home II Corporation (formerly known as Taylor Morrison Home Corporation), now a wholly owned subsidiary of the Company (“Old TMHC” and together with the Company, “Taylor Morrison”), implemented an internal holding company reorganization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 26, 2018, among Old TMHC, the Company and Second Half 2018 Mergerco Inc., a Delaware corporation (“Merger Sub”), which resulted in the Company becoming the direct parent company of Old TMHC (the “Reorganization”). As part of the Reorganization, the Company assumed the name “Taylor Morrison Home Corporation.”

Pursuant to the Reorganization, Merger Sub, a direct, wholly owned subsidiary of the Company and formerly an indirect, wholly owned subsidiary of Old TMHC, merged with and into Old TMHC, with Old TMHC surviving as a direct, wholly owned subsidiary of the Company (the “Merger”). Upon the completion of the Merger, (i) each outstanding share of Old TMHC’s Class A common stock, par value $0.00001 per share, was automatically converted in the Merger into one share of the Company’s Class A common stock, par value $0.00001 per share, and (ii) each outstanding share of Old TMHC’s Class B common stock, par value $0.00001 per share, was automatically converted in the Merger into one share of the Company’s Class B common stock, par value $0.00001 per share, in each case, evidencing the same proportional interests in the Company and having the same designation, rights, powers and preferences, and qualifications, limitations and restrictions as a share of the respective class of Old TMHC’s common stock immediately prior to the Merger. As a result, in the Merger, Old TMHC’s stockholders automatically became stockholders of the Company, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Old TMHC immediately prior to the Reorganization. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for Taylor Morrison stockholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. In addition, upon consummation of the Reorganization:

•

each unexercised and unexpired stock option then outstanding under the equity compensation plan of Old TMHC, whether or not then exercisable, ceased to represent a right to acquire Old TMHC common shares and was converted automatically into a right to acquire the same number of Company common shares, in the corresponding class and on the same terms and conditions, including without limitation, the vesting schedule(without acceleration thereof by virtue of the Reorganization) and the per share exercise price as were applicable under such Old TMHC stock option; and

•

each share of restricted stock and each restricted stock unit (including, deferred stock units) of Old TMHC granted under the equity compensation plan ceased to represent or relate to Old TMHC common shares and was converted automatically to represent or relate to Company common shares, in the corresponding class and on the same terms and conditions as were applicable to such Old TMHC restricted stock and restricted stock units, including, without limitation, the vesting schedule or other lapse restrictions (without acceleration thereof by virtue of the Reorganization).

Promptly following the effective time of the Reorganization, Old TMHC assigned to the Company all obligations of Old TMHC under Old TMHC’s equity compensation plan and each stock option agreement, restricted stock award agreement, restricted stock unit award agreement and any similar agreement entered into pursuant to such equity compensation plan (including those previously assumed by Old TMHC under the equity compensation plan). In addition, all obligations of Old TMHC under the non-employee director deferred compensation plan and indemnification agreements with each of its executive officers and directors that are now executive officers and directors of the Company have been assigned to the Company. These indemnification agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf.

Following the consummation of the Reorganization, the Company’s Class A common stock continues to trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the ticker symbol “TMHC”.

As a result of the Reorganization, the Company became the successor issuer to Old TMHC pursuant to 12g-3(a) of the Exchange Act and as a result the Company’s Class A common stock is deemed registered under Section 12(b) of the Exchange Act.

In connection with the Reorganization and the previously announced Contribution Agreement (the “Contribution Agreement”) among the Company, Old TMHC and the holders of Old TMHC’s Class B common stock and paired TMM II Units party thereto (the “Paired Interest Holders”), following the consummation of the Reorganization, each Paired Interest Holder contributed its partnership units (“TMM II Units”) of TMM Holdings II Limited Partnership, the principal subsidiary of the Company and Old TMHC (“TMM II”), and paired shares of the Company’s Class B common stock to the Company in exchange, on a one-for-one basis, for shares of the Company’s Class A common stock (the “Exchange”). In the Exchange, 863,434 TMM II Units and Class B Shares were contributed to the Company. As a result of the Exchange, TMM II became an indirect wholly owned subsidiary of the Company. All of the Class B shares were cancelled following the Exchange. Therefore, the Company has only one class of common stock outstanding.

The foregoing does not purport to be a complete description of the Reorganization and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

As previously announced, the Contribution Agreement also provided that, upon completion of the Exchange, the Exchange Agreement, dated as of April 9, 2013 (the “Exchange Agreement”), among Old TMHC and the Paired Interest Holders party thereto, would terminate. The Exchange Agreement allowed Paired Interest Holders to exchange TMM II Units and paired shares of Old TMHC’s Class B common stock for shares of Old TMHC’s Class A common stock on a one-for-one basis. Upon completion of the Exchange, there ceased to be any TMM II Units held by any person other than the Company and its subsidiaries and any outstanding shares of Class B common stock, and TMM II became a wholly owned subsidiary of the Company. Upon the completion of the Exchange, the Exchange Agreement was terminated.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Reorganization, the Company’s Class A common stock continues to trade on the NYSE on an uninterrupted basis under the ticker symbol “TMHC”.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer,” describing the succession of the Company to Exchange Act Section 12(b) and reporting obligations of Old TMHC, is hereby incorporated by reference in this Item 3.03.

In connection with the Reorganization, on October 16, 2018, Old TMHC requested that the NYSE file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old TMHC common shares from the NYSE and deregister the Old TMHC common shares under Section 12(b) of the Exchange Act. Old TMHC intends to file a certificate on Form 15 requesting that the Old TMHC common shares be deregistered under the Exchange Act and that Old TMHC’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Company to the Exchange Act Section 12(b) registration and reporting obligations of Old TMHC as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.03	Material Modification of Rights of Securityholders.

At the effective time of the Merger, each share of each class of Old TMHC common stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of Company common stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old TMHC common stock that was converted.

The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 is hereby incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of the Company; Election of New Directors of the Company

The directors of the Company and their committee memberships and titles, which are listed below, are identical to the directors of Old TMHC immediately prior to the Effective Time of the Reorganization.

Directors

Name	Age	Position
Sheryl D. Palmer	56	Chairman of the Board of Directors
James Henry (1),(3)	71	Director
Peter Lane (2),(3),(4)	53	Director
Anne Mariucci (1),(2),(3)	61	Director
David C. Merritt (1),(2)	64	Director
Andrea Owen	53	Director
Denise F. Warren	54	Director

(1)	Member of the Audit Committee of the Board of Directors.
(2)	Member of the Compensation Committee of the Board of Directors.
(3)	Member of the Nominating and Governance Committee of the Board of Directors.
(4)	Lead Independent Director.

Identical to the composition of the board committees of Old TMHC immediately prior to the Effective Time of the Reorganization, Mr. Lane serves as the chairperson of the Nominating and Governance Committee, Ms. Mariucci serves as the chairperson of the Compensation Committee and Mr. Merritt serves as the chairperson of the Audit Committee.

Biographical information about the Company’s directors, other than Ms. Owen and Ms. Warren, is included in pages 6 through 8 of Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Board Composition” and is incorporated by reference herein. Biographical information about Ms. Owen and Ms. Warren is included in Old TMHC’s Form 8-K Current Report, filed with the Commission on July 19, 2018, under

“Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and is incorporated by reference herein. Information regarding the compensation arrangements of the Company’s directors is included in pages 16 through 18 of Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Director Compensation” and is incorporated by reference herein.

The Company’s board of directors has determined that that Mses. Mariucci, Owen and Warren and Messrs. Henry, Lane and Merritt are independent, as that term is defined by the applicable rules and regulations of the NYSE.

The officers of the Company and their positions and titles, which are listed below, are identical to the officers of Old TMHC immediately prior to the Effective Time of the Reorganization.

Named Executive Officers

Name	Age	Position
Sheryl Palmer	56	President and Chief Executive Officer
C. David Cone	46	Executive Vice President and Chief Financial Officer
Darrell C. Sherman	54	Executive Vice President, Chief Legal Officer and Secretary

Biographical information of the Company’s executive officers is included in page 19 of Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Executive Officers” and is incorporated by reference herein. Information regarding the compensation arrangements of the Company’s named executive officers is included in pages 20 through 46 of Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders under “Compensation Discussion And Analysis” and Old TMHC’s Form 8-K Current Report, filed with the Commission on June 15, 2018, under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and each is incorporated by reference herein.

The information set forth in Item 1.01 of the Company’s Form 8-K Current Report, filed with the Commission on October 16, 2018, under the heading “Contribution Agreement,” describing the Company’s entry into an arrangement with the Paired Interest Holders, including Sheryl Palmer, Peter Lane, C. David Cone and Darrell Sherman, who are members of management and the board of directors of the Company, is hereby incorporated by reference herein. The information set forth in Item 1.01 and Item 3.03 is hereby incorporated by reference in this Item 5.02.

For information regarding disclosure required pursuant to Item 404(a) of Regulation S-K with respect to our executive officers and directors, see the discussion under the heading “Certain Relationships and Related Person Transactions” included in pages 55 through 58 of Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders. Except as disclosed in this Item 5.02, there have been no transactions involving the Company and our executive officers and directors that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) are the same as the certificate of incorporation and bylaws of Old TMHC immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL. Immediately following the Merger, the Company’s board of directors adopted (i) a First Amendment to the Amended and Restated Certificate of Incorporation (the “Charter Amendment”) and (ii) an Amendment to the Amended and Restated Bylaws (the “Bylaws Amendment”) to change the name of the Company to “Taylor Morrison Home Corporation.”

The Charter Amendment was filed with the Delaware Secretary of State on October 26, 2018 and the Amended and Restated Certificate of Incorporation and the Charter Amendment are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Amended and Restated Bylaws of the Company and the Bylaws Amendment are filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On October 26, 2018, the Company issued a press release announcing the completion of the Reorganization and the transactions related to the Exchange.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to Old TMHC and has succeeded to the attributes of Old TMHC as the registrant, including Old TMHC’s Commission file number and CIK number. The Company common shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using Old TMHC’s Commission file number (001-35873). The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of the Company’s capital stock provided in Exhibit 99.2, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of the Company’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	First Amendment to Amended and Restated Certificate of Incorporation of the Company.

3.3	Amended and Restated Bylaws of the Company.

3.4	Amendment to the Amended and Restated Bylaws of the Company.

4.1	Specimen Class A Common Stock Certificate of Taylor Morrison Home Corporation

99.1	Press release, dated October 26, 2018.

99.2	Description of Capital Stock.

99.3	Pages 6 through 8 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.4	Pages 16 through 18 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.5	Page 19 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.6	Pages 20 through 46 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.7	Pages 55 through 58 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	First Amendment to Amended and Restated Certificate of Incorporation of the Company.

3.3	Amended and Restated Bylaws of the Company.

3.4	Amendment to the Amended and Restated Bylaws of the Company.

4.1	Specimen Class A Common Stock Certificate of Taylor Morrison Home Corporation

99.1	Press release, dated October 26, 2018.

99.2	Description of Capital Stock.

99.3	Pages 6 through 8 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.4	Pages 16 through 18 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.5	Page 19 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.6	Pages 20 through 46 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

99.7	Pages 55 through 58 from Old TMHC’s Schedule 14A for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 17, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation
Date: October 26, 2018	By:	/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary